                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                _______________


                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report:  August 21, 1995



                    Source One Mortgage Services Corporation
             (Exact name of registrant as specified in its charter)


       Delaware                            1-12898                           38-2011419
       --------                            -------                           ----------
(State or other jurisdiction       (Commission File Number)               (I.R.S. Employer
     of incorporation)                                                   Identification No.)


 27555 Farmington Road                                                         48334-3357
Farmington Hills, Michigan                                                     ----------
--------------------------                                                     (Zip Code)
   (Address of principal
     executive offices)



Registrant's telephone number, including area code:  (810) 488-7000


Total Pages:  7

Item 5.  Other Events

         None applicable.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         See attached Distribution Reports as of August 25, 1995 for Series 1987-2, Distribution Reports as of September 1, 1995 for Series 1988-1 and 1988-2, and Distribution Reports as of August 20, 1995 for Series 1990-1.




                                   Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  SOURCE ONE MORTGAGE SERVICES CORPORATION
                                                (Registrant)




Date:  August 21, 1995                  By: Ruth D. Brod
                                            ---------------------
                                            Ruth D. Brod
                                            Assistant Vice President

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1987-2

                          Distribution Date Statement for

       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
 2-A   6.5000%           $0.00      45,100          $0.00            $0.00

 2-B   7.0000%           $0.00      18,000          $0.00            $0.00

 2-C   7.0000%           $0.00      19,700          $0.00            $0.00

 2-D   9.5500%   $8,193,000.00 *     8,193     $65,202.63       $65,202.63

 2-E   9.9500%  $10,933,503.56       5,200     $90,656.97            $0.00
               ---------------- ----------- -------------- ----------------
                $19,126,503.56      96,193    $155,859.60       $65,202.63


      Agency MBS Collections :
              Interest                                         $159,545.15
              Principal                                        $371,925.12
      Investment Income                                            $575.56
      Excess from previous month                                    876.34
                                                           ----------------
      TOTAL AVAILABLE                                          $532,922.17

      Due to Class 2-D INTEREST                                ($65,202.63)
      Due to Class 2-D REDEMPTION                             ($463,458.40)
      Due to Class 2-D (rounded down to even $1,000)          ($463,000.00)
      Excess in Collection Account                                ($458.43)
                                                           ----------------
      Available for Expenses and Residual Payments               $4,261.11

      Expenses Payable                                          ($1,918.19)

                                                           ----------------
      Net Balance                                                $2,342.92
                                                           ================


      Due to Residual Holders                                    $2,342.92


      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                    $117.1460



            August  25, 1995
    Interest                     Principal            Principal         Per $1,000
  Payable Per    Principal      Payable Per          Balance After      CTF After
   $1,000 CTF     Payable        $1,000 CTF        August  25, 1995     August  25, 1995
  ------------  ------------  ----------------     -----------------    ----------------
    $0.000000                       $0.000000                             $0.000000

    $0.000000                       $0.000000                             $0.000000

    $0.000000                       $0.000000                             $0.000000

    $7.958334   $463,000.00 **       -            $7,730,000.00       $1,000.000000

    $0.000000        -               -           $11,024,160.53       $2,120.030871
                ------------                   -----------------
                      $0.00                      $18,754,160.53

  Ending Aggregate Agency MBS Balance:           $18,773,493.22

  Excess in collection Act as of July 25                $876.34
  Accrual Distribution Amount:                       $90,656.97
  Aggregate Cash Flow Value Decline:                $371,925.12
  Principal to Class 2-D Redemption                ($463,000.00)
                                               -----------------
                                                        $458.43
  Principal Distributable to Class 2-D              $463,000.00
                                               -----------------
  Aggregate Amount of Principal Distributable:      $463,458.43




  THE FIRST NATIONAL BANK OF CHICAGO,
  as Trustee
  Corporate Trust Division
  Suite 0126
  One First National Plaza
  Chicago, Illinois  60670
  (312)407-4660




  ** THIS IS A REDEMPTION PAYMENT TO SPECIFIC HOLDERS  ELECTING A PUT OPTION.

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-1

               Distribution Date Statement for SEPTEMBER  1, 1995



       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
  A    0.0000%           $0.00      38,510          $0.00            $0.00

  B    8.0000%           $0.00      51,050          $0.00            $0.00

  Z    9.9000%  $19,123,611.98      10,440    $157,769.80      $157,769.80
               ---------------- ----------- -------------- ----------------
                $19,123,611.98     100,000    $157,769.80      $157,769.80



      Agency MBS Collections :
              Interest                                         $159,365.62
              Principal                                        $403,256.51
      Investment Income                                          $1,368.87
                                                           ----------------
      TOTAL AVAILABLE                                          $563,991.00

      Due to Certificateholders                               ($561,026.31)
                                                           ----------------
      Available for Expenses and Residual Payments               $2,964.69

      Expenses Payable                                          ($1,926.78)
                                                           ----------------
      Net Balance                                                $1,037.91
                                                           ================


      Due to Residual Holders                                    $1,037.91

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                     $51.8955

                                                              Principal Balance
  Interest                    Principal       Principal          Per $1,000
 Payable Per    Principal     Payable Per    Balance After        CTF After
 $1,000 CTF     Payable*      $1,000 CTF   SEPTEMBER 1, 1995  SEPTEMBER  1, 1995
----------- --------------  ------------  ----------------    ------------------
 $0.000000          $0.00     $0.000000             $0.00         $0.000000

 $0.000000          $0.00     $0.000000             $0.00         $0.000000

$15.112050    $403,256.51    $38.626102    $18,720,355.47     $1,793.137497
            -------------                ----------------
              $403,256.51                  $18,720,355.47

Ending Aggregate Agency MBS Balance:       $18,720,623.00


               Accrual Distribution Amount:                           $0.00
               Aggregate Cash Flow Value Decline:               $403,256.51
                                                           ----------------
              *Aggregate Amount of Principal Distributable:     $403,256.51

              Principal Allocation:         Class A:                  0.000%
                                            Class B:                  0.000%



                                            THE FIRST NATIONAL BANK OF CHICAGO,
                                            as Trustee
                                            Corporate Trust Division
                                            Suite 0126
                                            One First National Plaza
                                            Chicago, Illinois  60670
                                            (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1988-2
                Distribution Date Statement for September 1, 1995


       COUPON     Principal      Number of     Interest        Interest
Class   RATE     Outstanding    Certificates   Accrued         Payable
----- -------- ---------------- ----------- -------------- ----------------
 2-A   6.5750%   $1,627,318.57      39,750      $8,916.35        $8,916.35

 2-B   7.0000%           $0.00      24,540          $0.00            $0.00

 2-C   7.0000%           $0.00      10,930          $0.00            $0.00

 2-D   7.0000%   $2,048,923.55      14,580     $11,952.05       $11,952.05

 2-Z   9.4000%  $19,814,295.80      10,200    $155,211.98            $0.00
               ---------------- ----------- -------------- ----------------
                $23,490,537.92     100,000    $176,080.38       $20,868.40

      Agency MBS Collections:
              Interest                                         $185,966.87
              Principal                                        $477,130.24
      Investment Income                                          $1,449.15
                                                           ----------------
      TOTAL AVAILABLE                                          $664,546.26

      Due to Certificateholders                               ($653,210.62)
                                                           ----------------
      Available for Expenses and Residual Payments              $11,335.64

      Expenses Payable                                          ($2,001.63)
                                                           ----------------
      Net Balance                                                $9,334.01
                                                           ================

      Due to Residual Holders                                    $9,334.01

      Amount Payable Per Individual
      Residual Certificate (5% Denomination):                    $466.7005


                                                                          Principal Balance
              Interest                     Principal       Principal      Per $1,000
             Payable Per     Principal     Payable Per    Balance After   CTF After
Class        $1,000 CTF      Payable*      $1,000 CTF   September 1, 1995 September 1, 1995
------      ------------ ---------------  ------------  ----------------  ----------------
2-A           $0.224311     $279,906.28     $7.041667     $1,347,412.29        $33.897165

2-B           $0.000000           $0.00     $0.000000             $0.00         $0.000000

2-C           $0.000000           $0.00     $0.000000             $0.00         $0.000000

2-D           $0.819757     $352,435.94    $24.172561     $1,696,487.61       $116.357175

2-Z           $0.000000         -              -         $19,969,507.78     $1,957.794880
                         ---------------                ----------------
                            $632,342.22                  $23,013,407.68

            Ending Aggregate Agency MBS Balance:         $23,013,422.43

                         Accrual Distribution Amount:                         $155,211.98
                         Aggregate Cash Flow Value Decline:                   $477,130.24
                                                                          ----------------
                         *Aggregate Amount of Principal Distributable:        $632,342.22

                         Principal Allocation:          Class 2-A:                44.2650%
                                                        Class 2-D:                55.7350%

                                           THE FIRST NATIONAL BANK OF CHICAGO,
                                           as Trustee
                                           Corporate Trust Division
                                           Suite 0126
                                           One First National Plaza
                                           Chicago, Illinois  60670
                                           (312)407-4660

                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1

               Distribution Date Statement for   August  20, 1995

                     UPPER TIER REMIC REGULAR CERTIFICATES

                                                                              Interest
       COUPON      Principal      Number of    Interest      Interest        Payable Per      Principal
Class   RATE      Outstanding    Cert.         Accrued       Payable         $1,000 CTF        Payable*
----- --------- ---------------- ----------- ------------ --------------  ----------------- -------------
 1-A    8.5000%           $0.00      15,250        $0.00          $0.00          $0.000000          $0.00

 1-B    9.0000%           $0.00      10,500        $0.00          $0.00          $0.000000          $0.00

 1-C    9.0000%           $0.00       6,500        $0.00          $0.00          $0.000000          $0.00

 1-D    9.0000%   $7,313,580.53      16,500   $54,851.85     $54,851.85          $3.324355    $205,705.44

 1-E    9.0000%  $12,000,000.00      12,000   $90,000.00     $90,000.00          $7.500000        -

 1-F    0.0000%           $0.00      18,500        $0.00          $0.00          $0.000000          $0.00

 1-G    0.0000%           $0.00      12,450        $0.00          $0.00          $0.000000          $0.00

 1-H    0.0000%           $0.00       4,850        $0.00          $0.00          $0.000000          $0.00

 1-I  259.5000%      $38,627.16         152    $8,353.12      $8,353.12         $54.954737        $411.41
                ---------------- ----------- ------------ --------------                    -------------
                 $19,352,207.69      96,702  $153,204.97    $153,204.97                       $206,116.85





                                    Principal Balance
    Principal       Principal       Per $1,000
   Payable Per     Balance After    CTF After
    $1,000 CTF   August  20, 1995   August  20, 1995
   ------------  -----------------  ----------------
     $0.000000              $0.00         $0.000000

     $0.000000              $0.00         $0.000000

     $0.000000              $0.00         $0.000000

    $12.466996      $7,107,875.09       $430.780308

        -          $12,000,000.00     $1,000.000000

     $0.000000              $0.00         $0.000000

     $0.000000              $0.00         $0.000000

     $0.000000              $0.00         $0.000000

     $2.706645         $38,215.75       $251.419408
                 -----------------
                   $19,146,090.84




                     UPPER TIER REMIC REGULAR CERTIFICATES


                                                                              Interest
       COUPON      Principal      Number of    Interest      Interest        Payable Per      Principal
        RATE      Outstanding    Cert.         Accrued       Payable         $1,000 CTF        Payable*
      --------- ---------------- ----------- ------------ --------------  ----------------- -------------
 1-R    0.0000%           $0.00       3,298        $7.98          $7.98          $0.002420          $0.00















                                         Principal Balance
    Principal       Principal               Per $1,000
   Payable Per     Balance After             CTF After
    $1,000 CTF   August 20, 1995          August 20, 1995
   ------------  -----------------       ----------------
     $0.000000              $0.00         $0.000000


                                              LOWER TIER REMIC REGULAR INTERESTS

                                                                             Principal
       COUPON      Principal      Number of    Interest     Principal       Balance After
Class   RATE      Outstanding    Certificates  Accrued       Payable*      August 20, 1995
----- --------- ---------------- ----------- ------------ --------------  -----------------
1-AS    9.5000%           $0.00      15,311        $0.00          $0.00              $0.00

1-BS    9.5000%           $0.00      10,521        $0.00          $0.00              $0.00

1-CS    9.5000%           $0.00       6,513        $0.00          $0.00              $0.00

1-DS    9.5000%   $7,345,625.66      16,533   $58,152.87    $206,116.85      $7,139,508.81

1-ES    9.5000%  $12,024,000.00      12,024   $95,190.00        -           $12,024,000.00

1-FS    9.5000%           $0.00      30,950        $0.00          $0.00              $0.00

1-HS    9.5000%           $0.00       8,148        $0.00          $0.00              $0.00

                ---------------- ----------- ------------ --------------  -----------------
                 $19,369,625.66     100,000  $153,342.87    $206,116.85     $19,163,508.81


                      FIREMAN'S FUND MORTGAGE CORPORATION
                AGENCY MBS MULTI-CLASS PASS-THROUGH CERTIFICATES
                                 SERIES 1990-1
                DISTRIBUTION DATE STATEMENT FOR August  20, 1995



 Agency MBS Collections :
          Interest                                                               $153,212.95
          Principal                                                              $206,116.85
 Investment Income                                                                   $128.14
                                                                                 -----------
 Lower Tier REMIC Collection Account                                             $359,457.94
                                                                                 -----------
 Upper Tier REMIC Collection Account                                             $359,457.94

 Aggregate Prin Payable to Holders of
 Upper Tier REMIC Regular Certificate                                           ($206,116.85)

 Aggregate Interest Payable to Holders of
 Upper Tier REMIC Regular Certificates                                          ($153,204.97)

 Expenses Payable                                                                      $0.00


 REMIC Taxes Payable                                                                   $0.00

 Interest Payable to Class 1-R Certificate                                            ($7.98)



 Principal Payable to Class 1-R Certificate                                            $0.00

 Due to Class 1-RS Certificate                                                      ($128.14)
                                                                                 -----------
 Net Balance                                                                           $0.00
                                                                                 ===========



Beginning Aggregate Agency MBS Balance :                                     $100,001,006.61
Ending Aggregate Agency MBS Balance :                                         $19,147,097.27


  Aggregate Cash Flow Value Decline:                                             $206,116.85
                                                                             ---------------
  *Aggregate Amount of Principal Distributable:                                  $206,116.85



  Principal Allocation:


  Aggregate Amount of Principal
  Distributable to Classes 1-D and 1-I:

  Class 1-D:                                         1.24669964%
  Class 1-I:                                         0.27066447%

  Aggregate Amount of Principal
  Distributable to Classes 1-G,1-H and 1-R :

  Class 1-R:                                         0.00000000%





                                         THE FIRST NATIONAL BANK OF CHICAGO,
                                         as Trustee
                                         Corporate Trust Division
                                         Suite 0126
                                         One First National Plaza
                                         Chicago, Illinois  60670
                                         (312)407-4660